Exhibit 99.1

Contact: Investor Relations (408) 523-2161
INTUITIVE SURGICAL BOARD OF DIRECTORS APPROVES A THREE-FOR-ONE STOCK SPLIT
SUNNYVALE, CALIF. August 11, 2017 - Intuitive Surgical, Inc. (NASDAQ: ISRG), a global technology leader in robotic-assisted, minimally invasive surgery, today announced that its Board of Directors has approved a three-for-one split of the Company’s common stock to be effected through an Amendment to the Company’s Certificate of Incorporation.
Implementation of the stock split is subject to stockholder approval of the Amendment to the Certificate of Incorporation at the Special Meeting of Stockholders, which is currently scheduled to take place on September 22, 2017.  Additional details regarding the Special Meeting of Stockholders and the proposed Amendment to the Certificate of Incorporation will be included in a proxy statement scheduled to be distributed to stockholders on or about August 30, 2017.
Subject to stockholder approval of the Amendment to the Certificate of Incorporation, each Intuitive stockholder of record at the close of business on the record date of September 29, 2017, will receive two additional shares for every one share held on the record date, and trading will begin on a split-adjusted basis on October 6, 2017.
About Intuitive Surgical, Inc.
Intuitive Surgical, Inc. (NASDAQ: ISRG), headquartered in Sunnyvale, California, is a global technology leader in robotic-assisted, minimally invasive surgery. Intuitive Surgical develops, manufactures and markets robotic technologies designed to improve clinical outcomes and help patients return more quickly to active and productive lives. The Company’s mission is to extend the benefits of minimally invasive surgery to the broadest possible base of patients. Intuitive Surgical - Taking surgery beyond the limits of the human hand™.
About the da Vinci Surgical System
The da Vinci Surgical System is a surgical platform designed to enable complex surgery using a minimally invasive approach. The da Vinci Surgical System consists of an ergonomic surgeon console or consoles, a patient-side cart with three or four interactive arms, a high-performance vision system and proprietary EndoWrist instruments. Powered by state-of-the-art technology, the da Vinci Surgical System is designed to scale, filter, and seamlessly translate the surgeon’s hand movements into more precise movements of the EndoWrist instruments. The net result is an intuitive interface with improved surgical capabilities. By providing surgeons with superior visualization, enhanced dexterity, greater precision, and ergonomic comfort, the da Vinci Surgical System makes it possible for skilled surgeons to perform more minimally invasive procedures involving complex dissection or reconstruction. Surgeons, hospitals, and patients benefit from a large community of users and the Company’s robotic-assisted surgical ecosystem, beginning with the robotic platforms, and also including the broad instrument product line, imaging solutions, training programs and technology, clinical validation, field clinical support, field technical support, and program optimization. For more information about clinical evidence related to da Vinci Surgery, please visit www.intuitivesurgical.com/company/clinical-evidence/.
da Vinci® and EndoWrist® are trademarks of Intuitive Surgical, Inc.

Additional Information and Where to Find it
This press release may be deemed to be solicitation material with respect to the solicitation of proxies from our stockholders for our Special Meeting of Stockholders scheduled to be held on September 22, 2017. We intend to file with the U.S. Securities and Exchange Commission (the “SEC”) and distribute to our stockholders of record on August 25, 2017 a proxy statement containing important information about a proposal to approve an Amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock from 100 million shares to 300 million shares for the purpose of, among other things, effecting a proposed three-for-one stock split of the common stock (the “Proposal”). BEFORE MAKING ANY VOTING DECISION, OUR STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING, INCLUDING THE PROPOSAL.
Investors will be able to obtain the proxy statement and other relevant materials, when available, free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by us, including the proxy statement when available, will be available free of charge from us at our website at http://phx.corporate-ir.net/phoenix.zhtml?c=122359&p=irol-irhome or by calling our proxy solicitor MacKenzie Partners, Inc. at (800) 322-2885.
Participants in the Solicitation
We, our directors, nominees and executive officers, and MacKenzie Partners, Inc., our proxy solicitor, may be deemed to be participants in the solicitation of proxies from our stockholders with respect to the matters to be considered at the Special Meeting of Stockholders, including the Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the proxy statement to be filed with the SEC.
Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the stock split and the Special Meeting of Stockholders. These forward-looking statements are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including, but not limited to, the following: the results of the stockholder vote to approve the Amendment to the Certificate of Incorporation; the possibility that our Board of Directors may elect not to proceed with the Amendment to the Certificate of Incorporation if the Board of Directors determines that it is no longer in the best interests of the Company and stockholders to proceed with the stock split; the impact of global and regional economic and credit market conditions on healthcare spending; healthcare reform legislation in the United States and its impact on hospital spending, reimbursement and fees levied on certain medical device revenues; changes in hospital admissions and actions by payers to limit or manage surgical procedures; the timing and success of product development and market acceptance of developed products; the results of any collaborations, in-licensing arrangements, joint ventures, strategic alliances or partnerships; procedure counts; regulatory approvals, clearances and restrictions or any dispute that may occur with any regulatory body; guidelines and recommendations in the healthcare and patient communities; intellectual property positions and litigation; competition in the medical device industry and in the specific markets of surgery in which we operate; unanticipated manufacturing disruptions or the inability to meet demand for products; the results of legal proceedings to which we are or may become a party; product liability and other litigation claims; adverse publicity regarding the Company and the safety of our products and adequacy of training; our ability to expand into foreign markets; and other risk factors under the heading “Risk Factors” in our report on Form 10-K for the year ended December 31, 2016, as updated by our other filings with the Securities and Exchange Commission. Statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” “targeted” and similar words and expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.